                                                               Exhibit 10.3(b)


                        UNITED TENNESSEE BANKSHARES, INC.

                            -------------------------

                             Guarantee Agreement with
                                   Richard Harwood

                            -------------------------



    THIS AGREEMENT is entered into this        day of              , 1997 (the
"Effective Date"), by and between United Tennessee Bankshares, Inc. (the "Company") and Richard Harwood (the "Employee").

    WHEREAS, the Employee has heretofore been employed by Newport Federal Savings & Loan Association (the "Association") as its President, is experienced in all phases of the business of the Association, and has become the of the Company; and

    WHEREAS, the Board of Directors (the "Board") of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to encourage continuity of management of the Association and the Company, and to reinforce the continued attention and dedication of the Employee to his assigned duties; and

    WHEREAS, the parties desire by this writing to set forth the continuing employment relationship between the Company and the Employee.

    NOW, THEREFORE, it is AGREED as follows:

    1. Consideration from Company: Joint and Several Liability. In lieu of paying the Employee a base salary during the term of this Agreement, the Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Association for the payment of all amounts due under the employment agreement (the "Association Agreement") of even date herewith between the Association and the Employee, provided that Section 10(f) of the Association Agreement shall be inapplicable to this Agreement. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

    2. Discretionary Bonuses; Participation in Retirement, Medical and Other Plans. The Employee shall participate in an equitable manner with all other senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees, as well as in (i) any of the following plans or programs that the Company may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Company, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date; and (ii) any fringe benefits which are or may become available to the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement.

    3. Indemnification. The Company agrees that its Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Company, including the Employee, during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

    4.   Successors and Assigns.

         (a) Company. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

         (b) Employee. Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Company; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the Employee or his estate from assigning any rights hereunder to the person or persons entitled thereunto.

         (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

    5. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

    6. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Tennessee shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

    7. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

    8. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                UNITED TENNESSEE BANKSHARES, INC.



                                            By:
------------------------                       -------------------------------
Secretary                                      Its Chairman of the Board

WITNESS:
------------------------                    ----------------------------------
                                            Richard Harwood

                        UNITED TENNESSEE BANKSHARES, INC.

                            --------------------------

                             Guarantee Agreement with
                                   Nancy Bryant

                            --------------------------



    THIS AGREEMENT is entered into this        day of              , 1997 (the
"Effective Date"), by and between United Tennessee Bankshares, Inc. (the "Company") and Nancy Bryant (the "Employee").

    WHEREAS, the Employee has heretofore been employed by Newport Federal Savings & Loan Association (the "Association") as its Vice President and Treasurer, is experienced in all phases of the business of the Association, and
has become the                      of the Company; and

    WHEREAS, the Board of Directors (the "Board") of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to encourage continuity of management of the Association and the Company, and to reinforce the continued attention and dedication of the Employee to her assigned duties; and

    WHEREAS, the parties desire by this writing to set forth the continuing employment relationship between the Company and the Employee.

    NOW, THEREFORE, it is AGREED as follows:

    1. Consideration from Company: Joint and Several Liability. In lieu of paying the Employee a base salary during the term of this Agreement, the Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Association for the payment of all amounts due under the employment agreement (the "Association Agreement") of even date herewith between the Association and the Employee, provided that Section 10(f) of the Association Agreement shall be inapplicable to this Agreement. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

    2. Discretionary Bonuses; Participation in Retirement, Medical and Other Plans. The Employee shall participate in an equitable manner with all other senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees, as well as in (i) any of the following plans or programs that the Company may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Company, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date; and (ii) any fringe benefits which are or may become available to the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement.

    3. Indemnification. The Company agrees that its Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Company, including the Employee, during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

    4.   Successors and Assigns.

         (a) Company. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

         (b) Employee. Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Company; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon her death, or (ii) the executors, administrators, or other legal representatives of the Employee or her estate from assigning any rights hereunder to the person or persons entitled thereunto.

         (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

    5. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

    6. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Tennessee shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

    7. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

    8. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                     UNITED TENNESSEE BANKSHARES, INC.



                                            By:
------------------------                       -------------------------------
Secretary                                      Its Chairman of the Board


WITNESS:


------------------------                    ----------------------------------
                                            Nancy Bryant

                        UNITED TENNESSEE BANKSHARES, INC.

                            --------------------------

                             Guarantee Agreement with
                                  Peggy Holston

                            --------------------------



    THIS AGREEMENT is entered into this        day of              , 1997 (the
"Effective Date"), by and between United Tennessee Bankshares, Inc. (the "Company") and Peggy Holston (the "Employee").

    WHEREAS, the Employee has heretofore been employed by Newport Federal Savings & Loan Association (the "Association") as its Branch Manager and Assistant Secretary, is experienced in all phases of the business of the
Association, and has become the                      of the Company; and

    WHEREAS, the Board of Directors (the "Board") of the Company believes it is in the best interests of the Company to enter into this Agreement with the Employee in order to encourage continuity of management of the Association and the Company, and to reinforce the continued attention and dedication of the Employee to her assigned duties; and

    WHEREAS, the parties desire by this writing to set forth the continuing employment relationship between the Company and the Employee.

    NOW, THEREFORE, it is AGREED as follows:

    1. Consideration from Company: Joint and Several Liability. In lieu of paying the Employee a base salary during the term of this Agreement, the Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Association for the payment of all amounts due under the employment agreement (the "Association Agreement") of even date herewith between the Association and the Employee, provided that Section 10(f) of the Association Agreement shall be inapplicable to this Agreement. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

     2. Discretionary Bonuses; Participation in Retirement, Medical and Other Plans. The Employee shall participate in an equitable manner with all other senior management employees of the Company in discretionary bonuses that the Board may award from time to time to the Company's senior management employees, as well as in (i) any of the following plans or programs that the Company may now or in the future maintain: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, auto allowance/auto lease, retirement, pension, and/or other present or future qualified plans provided by the Company, generally which benefits, taken as a whole, must be at least as favorable as those in effect on the Effective Date; and (ii) any fringe benefits which are or may become available to the Company's senior management employees, including for example: any stock option or incentive compensation plans, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement.

    3. Indemnification. The Company agrees that its Bylaws shall continue to provide for indemnification of directors, officers, employees and agents of the Company, including the Employee, during the full term of this Agreement, and to at all times provide adequate insurance for such purposes.

    4.   Successors and Assigns.

         (a) Company. This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Company.

         (b) Employee. Since the Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating her rights or duties hereunder without first obtaining the written consent of the Company; provided, however, that nothing in this paragraph shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon her death, or (ii) the executors, administrators, or other legal representatives of the Employee or her estate from assigning any rights hereunder to the person or persons entitled thereunto.

         (c) Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to exclusion, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

    5. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

    6. Applicable Law. Except to the extent preempted by Federal law, the laws of the State of Tennessee shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

    7. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

    8. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                                     UNITED TENNESSEE BANKSHARES, INC.


                                             By:
------------------------                        ------------------------------
Secretary                                       Its Chairman of the Board



WITNESS:


------------------------                     ---------------------------------
                                             Peggy Holston



                                      -3-